UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

MAY 14, 2026
Date of Report (date of earliest event reported)
Bed Bath & Beyond, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-41850	87-0634302
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

433 W. Ascension Way, 3rd Floor
Murray, Utah 84123
(Address of principal executive offices)

(801) 947-3100
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	BBBY	New York Stock Exchange
Warrants to Purchase Shares of Common Stock	BBBY WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As reported below under Item 5.07 of this Current Report on Form 8-K, on May 14, 2026, Bed Bath & Inc. (the “Company”) held its 2026 annual meeting of stockholders (the “2026 Annual Meeting”), at which the Company’s stockholders, at the recommendation of the Board of Directors of the Company, approved an amendment and restatement of the Company’s Amended and Restated 2005 Equity Incentive Plan (the “Restated Plan”). The approval of the Restated Plan by stockholders approved an increase in the number of shares available for issuance under the Restated Plan by 4,291,000 newly authorized shares, plus shares that become available through the amended share recycling provisions. A further description of the Restated Plan is included in the section titled “Proposal 6 – Approval of an Amendment and Restatement of the Company’s Amended and Restated 2005 Equity Incentive Plan” in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission (“SEC”) on March 27, 2026 (the “Definitive Proxy Statement”).

The foregoing description of the Restated Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Restated Plan, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Company’s 2026 Annual Meeting, the Company’s stockholders approved an amendment (the “Charter Amendment”) to the Company’s Amended and Restated Certificate of Incorporation (the “Charter”). The Charter Amendment amends the Company’s Charter to increase the number of authorized shares of the Company’s common stock, par value $0.0001 per shares from 100,000,000 to 200,000,000 shares. A further description of the Charter Amendment is included in the section titled “Proposal Four – Approval of an Amendment to the Company’s Amended and Restated Certificate of Incorporation to Increase the Number of Authorized Shares of Common Stock” in the Company’s Definitive Proxy Statement.

On May 14, 2026, the Company filed a Certificate of Amendment containing the Charter Amendment (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware, which became effective upon filing.

The foregoing description of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on May 14, 2026. There were 69,342,333 shares of stock outstanding eligible to be voted at the Annual Meeting, of which 49,326,700 shares of stock were presented in person or represented by proxy at the Annual Meeting, which constituted a quorum to conduct business. The following are the voting results for the proposals considered and voted upon at the Annual Meeting, all of which are described in detail in the Definitive Proxy Statement.

Proposal 1 - Election of Directors

The election of the individuals named below as members of the Board of Directors, to serve for a term of one year ending at the 2027 annual meeting of stockholders and until such person’s respective successor has been duly elected and qualified or until such person’s earlier death, resignation, or removal, was approved by the following vote:

Name	For	Withheld	Broker Non-Votes
Marcus A. Lemonis	31,348,555	825,443	17,152,702
Joanna C. Burkey	30,659,298	1,514,700	17,152,702
Barclay F. Corbus	23,454,567	8,719,431	17,152,702
William B. Nettles, Jr.	23,474,943	8,699,055	17,152,702
Debra G. Perelman	29,851,895	2,322,103	17,152,702
Dr. Robert J. Shapiro	24,207,575	7,966,423	17,152,702
Joseph J. Tabacco, Jr.	24,350,446	7,823,552	17,152,702

Proposal 2 - Ratification of Appointment of Independent Registered Public Accounting Firm

The ratification of the Audit Committee’s appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026 was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
41,252,797	7,983,094	90,809	0

Proposal 3 – Say on Pay Vote

The approval, on an advisory (non-binding) basis, of the compensation paid by the Company to its named executive officers (the “Say on Pay Vote”), was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
30,810,623	1,185,181	178,194	17,152,702

Proposal 4 – Amendment to the Company’s Amended and Restated Certificate of Incorporation

The approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
45,515,674	3,479,427	331,599	0

Proposal 5 – Adjournment of the Annual Meeting

The approval of an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve Proposal 4 and/or Proposal 6 was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
45,370,533	3,833,448	122,719	0

Although Proposal 5 was approved, an adjournment of the Annual Meeting was not necessary because the Company’s stockholders approved Proposals 4 and 6.

Proposal 6 – Amendment and Restatement of the Company’s Amended and Restated 2005 Equity Incentive Plan

The approval of an amendment and restatement of the Company’s Amended and Restated 2005 Equity Incentive Plan was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
29,266,406	2,655,543	252,049	17,152,702

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit
3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation
10.1
Amended and Restated Bed Bath & Beyond, Inc. 2005 Equity Incentive Plan (incorporated by reference to Exhibit 99.1 to the Company’s Registration Statement on Form S-8 filed by the Company with the SEC on March 11, 2026)

104	The XBRL tags on the cover page of this Form 8-K are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BED BATH & BEYOND, INC.

By:	/s/ Melissa Smith
Melissa Smith
General Counsel and Corporate Secretary
Date:	May 19, 2026

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